UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 28, 2011
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
         CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 28, 2011, Rental Car Finance Corp. (“RCFC”), a wholly owned subsidiary of  Dollar Thrifty Automotive Group, Inc. (“DTG”), a Delaware corporation, issued (i) $420 million principal amount of the Company’s Series 2011-1 2.51% Rental Car Asset Backed Notes, Class A and (ii) $80 million principal amount of the Company’s Series 2011-1 4.38% Rental Car Asset Backed Notes, Class B (collectively, the “Offered Securities”) to Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, RBS Securities Inc. and Scotia Capital (USA) Inc. (collectively, the “Initial Purchasers”).

The Offered Securities were issued pursuant to a supplement to the Company’s indenture with Deutsche Bank Trust Company Americas, as trustee.  The Offered Securities have expected final payment dates in February 2015, but are subject to rapid amortization upon the occurrence of certain adverse events, such as failure to pay interest or principal, or insufficient collateral.  The Offered Securities are secured by, among other things, a pledge of certain collateral owned by RCFC, including (i) a segregated group of rental vehicles that DTG uses in its daily vehicle rental operations, together with certain receivables and other rights relating thereto, (ii) all rights of RCFC under a master motor vehicle lease and servicing agreement, dated as of July 28, 2011, among RCFC, as lessor, DTG, as guarantor and master servicer, DTG Operations, Inc., an Oklahoma corporation and wholly owned subsidiary of DTG, as lessee and servicer, and those other permitted lessees that may become lessees and servicers thereunder from time to time, (iii) all monies on deposit from time to time in certain collection and cash collateral accounts and (iv) all proceeds of the foregoing.  Other credit support is furnished in the form of a letter of credit issued by Deutsche Bank Trust Company Americas.  The Initial Purchasers, Deutsche Bank Trust Company Americas or their respective affiliates are also participants in other credit facilities and/or variable funding note programs of DTG and its subsidiaries, including RCFC.

The foregoing description of the issuance of the Offered Securities is qualified in its entirety by reference to the documents attached hereto as Exhibits 4.236 through Exhibit 4.239, which are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Information responsive to this Item is incorporated by reference from the responses made in Item 1.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.                                                      Description

4.236	Collateral Assignment of Exchange Agreement, dated as of July 28, 2011, among Rental Car Finance Corp., DTG Operations, Inc. and Deutsche Bank Trust Company Americas, as master collateral agent

4.237	Series 2011-1 Supplement to Amended and Restated Base Indenture, dated as of July 28, 2011, between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee

4.238
Master Motor Vehicle Lease and Servicing Agreement (Group VIII), dated as of July 28, 2011, among Rental Car Finance Corp., as lessor, Dollar Thrifty Automotive Group, Inc., as guarantor and master servicer, and DTG Operations, Inc., as lessee and servicer

4.239
Enhancement Letter of Credit Application and Agreement, dated as of July 28, 2011, among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Deutsche Bank Trust Company Americas, as Series 2011-1 letter of credit issuer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

August 3, 2011	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                                      Description

4.236	Collateral Assignment of Exchange Agreement, dated as of July 28, 2011, among Rental Car Finance Corp., DTG Operations, Inc. and Deutsche Bank Trust Company Americas, as master collateral agent

4.237	Series 2011-1 Supplement to Amended and Restated Base Indenture, dated as of July 28, 2011, between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee

4.238
Master Motor Vehicle Lease and Servicing Agreement (Group VIII), dated as of July 28, 2011, among Rental Car Finance Corp., as lessor, Dollar Thrifty Automotive Group, Inc., as guarantor and master servicer, and DTG Operations, Inc., as lessee and servicer

4.239
Enhancement Letter of Credit Application and Agreement, dated as of July 28, 2011, among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Deutsche Bank Trust Company Americas, as Series 2011-1 letter of credit issuer